                                                              EXHIBIT 10.102

                       STOCK PURCHASE AND SALE AGREEMENT


          STOCK PURCHASE AND SALE AGREEMENT ("Agreement") dated June 23, 1999 among Mace Security International, a Delaware Corporation ("Seller"), and Environmental Opportunities Fund II, L.P. and Environmental Opportunities Fund II (Institutional), L.P. , both Delaware Limited Partnerships ("Purchasers").

                               W I T N E S E T H:
                               -----------------

          WHEREAS, Seller has common stock with a par value $.0001 per share in the amount of 392,857 shares available for sale (the "Shares"); and

          WHEREAS, Seller wishes to sell, and Purchasers wish to purchase the Shares for the purchase price and upon the terms and subject to the conditions described below;

          NOW, THEREFORE, in reliance on the representations, warranties and agreements and subject to the terms and conditions hereinafter set forth, the parties hereby agree as follows:

          1. SALE AND PURCHASE OF SHARES. Upon the execution of this Agreement, Seller shall sell, deliver and transfer to Purchasers, and Purchasers shall purchase from Seller in the amounts set forth on Exhibit A hereto, the Shares free and clear of all liens, encumbrances or claims of any kind.

          2. PURCHASE PRICE. In full consideration for the Shares, Purchasers shall pay to Sellers, a purchase price as follows:

          (a) Upon execution of this Agreement, Purchasers shall provide $3,299,998.80 to Seller by wire transfer or other good funds. Seller shall deliver to Purchaser certificates evidencing the Shares no latter than three days after the purchase price of $3,299,998.80 is paid.

          3. DELIVERIES OF SELLER. Upon execution of this Agreement, Seller shall: (i) deliver, or shall cause to be delivered to Purchasers, certificates representing the Shares, (collectively, the "Certificates"), (ii) deliver a copy of the resolutions of the Boards of Directors of Seller authorizing the execution and delivery of this Agreement and the consummation of the transactions contemplated herein and (iii) execute and deliver such other documents as Purchasers may reasonable request. The Shares represented by the Certificates shall be delivered to Purchasers free and clear of all Claims (as hereinafter defined in Section 4(h)).

          4. REPRESENTATIONS AND WARRANTIES OF SELLER. The Seller represents, warrants and agrees that:

     (a) Organization and Qualification.  Seller is a corporation duly
         ------------------------------
incorporated and existing in good standing under the laws of the State of Delaware and has the requisite corporate power to

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own its properties and to carry on its business as now being conducted.  Seller and each of its subsidiaries, if any, is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary other than those in which the failure so to qualify would not have a Material Adverse Effect. "Material Adverse Effect", for purposes of this Agreement, means any adverse effect on the business, operations, properties, prospects, or financial condition of the entity with respect to which such term is used and which is material to such entity and other entities controlled by such entity taken as a whole.

(b)    Authorization; Enforcement.
       --------------------------

          (i) Seller has the requisite corporate power and authority to enter into and perform this Agreement and to issue the Shares and Registrable Securities, as hereafter defined, in accordance with the terms hereof, (ii) the execution and delivery of this Agreement by Seller and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary corporate action, and no further consent or authorization of Seller or its Board of Directors or stockholders is required, (iii) this Agreement has been duly executed and delivered by Seller, (iv) this Agreement constitutes a valid and binding obligation of Seller enforceable against Seller in accordance with its terms (except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application) and (v) prior to the Closing Date, any necessary amendment to Seller's Articles of Incorporation authorizing Company to issue all of the Shares will be in full force and effect, enforceable against Seller in accordance with the terms of such amended Articles of Incorporation.

     (c) Issuance of Shares. The issuance of the Shares has been duly authorized
         ------------------
and, when paid for and issued in accordance with the terms hereof, the Shares shall be validly issued, fully paid and non-assessable.

     (d) No Conflicts.  Seller has furnished or made available to the Purchasers
         ------------
true and correct copies of Seller's Articles of Incorporation as in effect on the date hereof (the "Articles"), and Seller's By-Laws, as in effect on the date hereof (the "By-Laws"). The execution, delivery and performance of this Agreement by Seller and the consummation by Seller of the transactions contemplated hereby do not and will not (i) result in a violation of Seller's Articles or By-Laws or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which Seller or any of its subsidiaries is a party, or result in a violation of any federal, state, local or foreign law, rule, regulation, order, judgment or decree (including Federal and state securities laws and regulations) applicable to Seller or any of its subsidiaries or by which any property or assets of Seller or any of its subsidiaries is bound or affected (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect); provided that, for purposes of such representation as to Federal, state, local or foreign law,

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

rule or regulation, no representation is made herein with respect to any of the same applicable solely to the Purchasers and not to Seller. To the best of Seller's knowledge, the business of Seller is not being conducted in violation of any law, ordinance or regulations of any governmental entity, except for violations which either singly or in the aggregate do not and will not have a Material Adverse Effect. Seller is not required under Federal, state or local law, rule or regulation in the United States to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement or issue and sell the Shares in accordance with the terms hereof (other than any SEC, NASD, NASDAQ or state securities filings which may be required to be made by Seller subsequent to the Closing, and any registration statement which may be filed pursuant hereto); provided that, for purposes of the representation made in this sentence, Seller is assuming and relying upon the accuracy of the relevant representations and agreements of the Purchasers herein.

     (e) SEC Documents, Financial Statements.  The Common Stock of Seller is
         -----------------------------------
registered pursuant to Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and Seller has filed on a timely basis all reports, schedules, forms, statements and other documents required to be filed by it with the Securities and Exchange Commission ("SEC") pursuant to the reporting requirements of the Exchange Act, including material filed pursuant to Section 13(a) or 15(d), in addition to one or more registration statements and amendments thereto heretofore filed by Seller with the SEC under the Securities Act (all of the foregoing including filings incorporated by reference therein being referred to herein as the "SEC Documents"). Seller has delivered to the Purchasers true and complete copies of the SEC Documents except for the exhibits and incorporated documents. Seller has also delivered to the Purchasers a Confidential Private Placement Memorandum for the Shares dated June 1999.
Seller has not provided to the Purchasers any information which, according to applicable law, rule or regulation, should have been disclosed publicly by Seller but which has not been so disclosed, other than with respect to the transactions contemplated by this Agreement.

     As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Securities Act or the Exchange Act as the case may be and the rules and regulations of the SEC promulgated thereunder and other federal, state and local laws, rules and regulations applicable to such SEC Documents, and neither the Memorandum nor any of the SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of Seller included in the SEC Documents comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC or other applicable rules and regulations with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of Seller as of the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

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

     (f) No General Solicitation. Neither Seller, nor any of its affiliates, or,
         -----------------------
to the best of its knowledge, any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of the Shares.

     (g) No Integrated Offering.  Neither Seller, nor any of its affiliates, nor
         ----------------------
any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any of Seller'S securities or solicited any offers to buy any of such securities, under circumstances that would require registration of the Shares under the Securities Act.

     (h) Ownership of the Shares, Absence of Claims.  The Seller has the legal
         ------------------------------------------
authority to issue the Shares, and the Shares are free and clear of any and all liens, pledges, security interests, options, encumbrances, charges, agreements or claims of any kind whatsoever (collectively, the "Claims").

     (i) Commission Filings.  Purchasers have delivered to Seller current (for
         ------------------
the quarter ending September 30, 1998) and all historical filings made by Seller on Forms 8-K, 10-K, 10-Q and Proxy Statements timely filed with the SEC for fiscal year ending December 31, 1997 (the "Public Reports"). The Public Reports accurately and completely describe, in all material respects, Seller'S financial status, business operations and prospects as of the date of such filings and as of the date hereof, and do not omit any material fact(S) necessary to make the information contained in the filings not misleading.

     (j) Nasdaq Status.  The principal market on which the Shares are currently
         -------------
traded is Nasdaq National Market. The Seller is party to two agreements ("Change of Control Agreements") as follows: (i) a Stock Purchase Agreement dated March 26, 1999, as amended, between the Seller and Louis Paolino, Jr., regarding the purchase of common stock from the Seller by Louis Paolino, Jr. and his designees and (ii) a Merger Agreement dated March 26, 1999, as amended, between the Seller, Louis Paolino, Jr., Red Mountain Holdings, Ltd, regarding the merger of American Wash Services, Inc into a subsidiary of Mace. The Nasdaq Stock Market, Inc ("Nasdaq") has advised that as a result of the Change of Control Agreements, Seller will have to meet the minimum financial requirements for initial listing on Nasdaq, prior to consummating the Change of Control Agreements. Seller believes that is will meet the required initial listing requirements of Nasdaq prior to consummation of the Change of Control Agreements. Other then the requirement to meet the initial listing requirements of the Nasdaq, the Seller is in conformance with all listing requirements of the Nasdaq Stock Market, Inc. ("Nasdaq"), and has received no notices of non-compliance from Nasdaq in the twenty-four months prior to the date of this Agreement.

     (k) Closing Under Change of Control Agreements.  The Seller represents and
         -------------------------------------------
warrants that the closings under the Change of Control Agreements will occur.
If for any reason the Change of Control Agreements are terminated before a closing under them takes place, Purchasers as their sole remedy may require the Seller to purchase the Shares purchased by each Purchaser from each Purchaser in exchange for the consideration paid by each Purchaser for the Shares, a total of $3,299,998.80. Purchasers may exercise their right to have the Seller purchase the Shares from each

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

Purchaser within 30 days of being sent a written notice from Seller that the Change of Control Agreements have been terminated without a closing under the Change of Control Agreements. Seller agrees to notify Purchasers in writing, if and when the Change of Control Agreements are canceled without a closing under the Change of Control Agreements. If Purchasers timely exercise their right to cause the Seller to purchase the Shares, Seller shall purchase the Shares within ten (10) days of receiving Purchasers written request that Seller purchase the Shares.

     (l) Capitalization. The authorized capital stock of Seller as set forth in
         ---------------
its Articles of Incorporation are 20,000,000 shares of Common Stock and 5,000,000 shares of Preferred Stock. As of June 23, 1999, 1999, Seller had outstanding 9,185,058 shares of Common Stock. All of the outstanding shares of the Common Stock have been validly issued and are full paid and non-assessable. Except for shares reserved for issuance under the Company's stock option plan, shares to be issued in contemplation of this Agreement and contracts requiring Seller to issue additional shares upon the closing of certain acquisitions currently under agreement, there are no other scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights exchangeable or convertible into, any shares of capital stock of Seller, or contracts, commitments, understandings or arrangements by which Seller or options, warrants, scrip, rights to subscribe to, or commitments to purchase or acquire, any shares, or securities or rights convertible into shares, of capital stock of Seller.

     (m) No Material Adverse Change. Since December 31, 1998 the date of the
         --------------------------
most recent annual report of Seller on Form 10KSB has been prepared and filed with the SEC, a copy of which has been supplied to Purchasers, no event which had or is likely to have a Material Adverse Effect has occurred or exists with respect to Seller, except as otherwise disclosed or reflected in press releases or other SEC Documents prepared through or as of a date subsequent to December 31, 1998.

     (n) No Litigation. Except as set forth in SEC Documents or otherwise
         -------------
disclosed prior to the date of this Agreement, no litigation or claim (including those for unpaid taxes) against Seller is pending or, to Seller's knowledge threatened. Seller believes that any litigation or claims that may currently exist are in the normal course of business and will not have a Material Adverse Effect upon Seller or effect the transactions contemplated hereby.

     (o) Contravention; Consents and Approvals.  No filing, action, consent or
         -------------------------------------
approval of any person, entity or governmental body is required by the Seller for the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

          5. REPRESENTATIONS AND WARRANTIES OF PURCHASERS. Purchasers represent, warrant and agree that:

          (a) Execution and Effect of Agreement.  Purchasers have the full
              ---------------------------------
right, power and authority to enter into and perform this Agreement. This Agreement has been duly executed and delivered by Purchasers and is a legal, valid and binding obligation of Purchasers enforceable in accordance with its terms.

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

          (b) Access to Seller by Purchasers.  Purchasers and their
              ------------------------------
representatives and advisers have had free and full access during normal business hours to the Seller'S assets, premises, books and records, key employees and accountants, and have had the opportunity to ask questions and receive answers about the past performance and current and future prospects of the Seller'S business and assets.

          (c) Purchase for Investment.  The Purchasers understands and
              -----------------------
represents that: (i) the Purchasers must bear the economic risk of an investment in the Shares for an indefinite period of time because the Shares have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), or under any state securities laws and, therefore, cannot be resold unless they are subsequently registered under the 1933 Act and the pertinent state securities laws or unless an exemption from such registration is available; (ii) the Purchasers are purchasing the Shares for investment for the account of the Purchasers, not for the account of any other person, and not with any present view toward resale or other "distribution" thereof within the meaning of the 1933 Act; and (iii) the Purchasers agrees not to resell or otherwise dispose of all or any part of the Shares, except as permitted by law, including, without limitation, any and all applicable provisions of this Agreement and any regulations under the 1933 Act.

          (d) Risks of Investment.  The Purchasers are aware that an investment
              -------------------
in the Shares is highly speculative and subject to substantial risks. The Purchasers are capable of bearing the high degree of economic risk and burdens of this investment, including the possibility of a complete loss of his investment and the lack of a public market and limited transferability of the Shares, which may make the liquidation of this investment impossible for an indefinite period of time. The financial condition of each of the Purchasers is such that it is under no present or contemplated future need to dispose of any of the Shares to satisfy any existing or contemplated undertaking, need or indebtedness.

     (e)  Contravention; Consents and Approvals.  No filing, action, consent or
          -------------------------------------
approval of any person, entity or governmental body is required by the Purchasers for the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

          6. BROKERS. Each party represents to the other that it has had no dealings with any broker or finder in connection with the transactions contemplated by this Agreement. Should any claim be made for a broker'S, finder'S or similar fee, on account of any actions or dealings by a party or its agents, such party shall indemnify and hold the other party harmless from and against any and all liability and expenses, including reasonable attorneys' fees incurred by reason of any claim made by such broker.

          7. FURTHER ASSURANCES. The parties shall cooperate and take such actions, and execute such other documents, as either may reasonably request in order to carry out the provisions or purpose of this Agreement, including without limitation the execution and delivery by Sellers of additional stock powers duly executed in blank with respect to the Shares. The parties further agree to execute a Registration Rights Agreement, a Sales Restriction Agreement and a Warrant Agreement in the form attached hereto and made a part hereof as Exhibits B, C and D respectively.

          8.  REGISTRATION RIGHTS.

          (a) The Shares delivered at Closing will not be registered under the Securities and Exchange Act of 1934 ("Act"). Seller shall provide registration rights pursuant to the Registration Rights Agreement attached hereto as Exhibit B.

          (b) With respect to the Shares, Seller will furnish to the Purchasers such number of prospectuses, if required, under the Act, including copies of preliminary prospectuses, prepared in conformity with the requirements of the Act, and such other documents as the Purchasers may reasonably request in order to facilitate the public sale or other disposition of the securities to be sold by the Purchasers.

          (c) All expenses incurred in effecting the registrations provided for in this Section shall be paid by Seller, including, without limitation, all registration and filing fees, printing expenses, expenses of any audits incident to or required by any such registration and expenses of complying with the securities or "blue sky" laws of any jurisdictions.

          9.  PREEMPTIVE RIGHTS

          (a) Seller hereby grants to the Purchasers a first and prior right to purchase any and all shares of Common Stock, or securities convertible into Common Stock or containing an option or warrant to purchase Common Stock ("Derivative Securities"), as may hereafter be issued from time to time by Seller subsequent to the date hereof. For purposes of this Section 9 "Derivative Securities" do not include options or warrants issued alone and not in combination with another security. Such right shall exist with respect to all shares of Common Stock and Derivative Securities originally authorized, shares hereafter authorized, or treasury shares, but shall not exist with respect to: (i) shares of Common Stock issued by Seller in a firm commitment or best efforts underwritten offering to the public, (ii) shares of Commons Stock issued by Seller upon the exercise or conversion of currently outstanding Derivative Securities, (iii) shares of Common Stock issued by Seller upon the exercise of stock options or warrants granted to officers, directors, consultants and employees of Seller, whether or not granted, pursuant to a stock option plan approved by the stockholders of Seller, (iv) options, warrants or shares of Common Stock issued by Seller in connection with the acquisition of the properties, assets, or business of another Person, or (v) options, warrants or shares of Common Stock issued in connection with bank financing or equipment leases or similar financing transactions.

          (b) The time for exercising the foregoing rights in Section 9(a) may be established by the Company's Board of Directors but each Purchaser shall have a minimum of 15 days in which to consider exercising its right.

          (c) The foregoing right in Section 9(a) shall terminate on the earlier of (i) June 30, 2000 or (ii) the date on which the Purchasers have purchased shares of Common Stock or Derivative Securities with an aggregate purchase price of $3,100,000.

          10. CONDITIONS OF PURCHASERS

     The obligations of Purchasers to effect the transaction contemplated by this Agreement shall be subject to the fulfillment at or prior to the time of Closing of each of the following items which are conditions to the Closing:

          (a) Compliance by Seller.  The Seller shall have performed and
              --------------------
complied with all of the obligations and conditions required by this Agreement to be performed or complied with by the Seller at or prior to the Closing Date. All representations and warranties of Seller contained in this Agreement shall be true and correct at and as of the Closing Date, with the same force and effect as though made at and as of the Closing Date, except for changes expressly permitted by this Agreement.

          (b) Litigation Affecting This Transaction.  There shall be no actual
              -------------------------------------
or threatened action by or before any court which seeks to restrain, prohibit or invalidate the transaction contemplated by this Agreement or which might affect the right of Purchasers to own the Shares, as a result of the transaction contemplated by this Agreement, might affect such right as to Purchasers or any affiliate thereof subsequent to the Closing Date and which, in the judgment of the Purchasers, made in good faith and based upon advice of their counsel, makes it inadvisable to proceed with the transaction contemplated by this Agreement.

          (c)  Opinion of Counsel. At the Closing, the Purchasers shall have
               ------------------
received an opinion of counsel from Robert M. Kramer, Esq. dated the Closing Date in form and substance reasonably acceptable to the Purchasers and their counsel and such other opinions, certificates, and documents as the Purchasers and their counsel shall reasonably require incident to the Closing.

          (d)  Registration Rights Agreement. The Seller and the Purchasers
               -----------------------------
shall have executed and delivered the Registration Rights Agreement, a Sales Restriction Agreement.

          (e) Secretary'S Certificate. The Seller shall have delivered to the
              -----------------------
Purchasers a certificate in form and substance reasonably satisfactory to the Purchasers, executed by the Secretary of the Seller, on behalf of the Seller, certifying as to the incumbency of signing officers, the Certificate of Incorporation, ByLaws, good standing, and authorizing resolutions of the Seller.

          11. CONDITIONS OF SELLER

     The obligations of the Seller to transfer the Shares in accordance with this Agreement shall be subject to the fulfillment at or prior to the time of Closing of each of the following conditions:

          (a) Compliance by Purchasers.  The Purchasers shall have performed and
              ------------------------
complied with all of the obligations and conditions required by this Agreement to be performed or complied with by them at or prior to or at the Closing Date. All representations and warranties of Purchasers contained in this Agreement shall be true and correct at and as of the Closing Date, with the same force and effect as though made at and as of the Closing Date, except for changes expressly permitted by this Agreement.

          (b) Litigation Affecting This Transaction.  There shall be no actual
              -------------------------------------
or threatened action by or before any court which seeks to restrain, prohibit or invalidate the transaction contemplated by this Agreement or which might affect the rights of Seller as a result of the transaction contemplated by this Agreement, might affect such right as to Seller or any affiliate thereof subsequent to the Closing Date and which, in the judgment of the Seller, made in good faith and based upon advice of its counsel, makes it inadvisable to proceed with the transaction contemplated by this Agreement.

          (c)  Registration Rights Agreement. The Seller and the Purchasers
               -----------------------------
shall have executed and delivered the Registration Rights Agreement, and a Sales Restriction Agreement.

          12. NOTICES. All notices or other communications in connection with this Agreement shall be in writing and shall be considered given when personally delivered or when mailed by registered or certified mail, postage prepaid, return receipt requested, as follows:

     If to Seller:

          Mace Security International, Inc.
          Attn: Robert M. Kramer, Executive Vice President and General Counsel Suite 400
          1000 Crawford Road
          Mt., Laurel, New Jersey 08054
          609-235-6009
          Telecopy: 609-439-1723

     If to Purchasers:

          Environmental Opportunities Fund II, L.P. and
           Environmental Opportunities Fund II (Institutional), L.P. C/o Sanders Morris Mundy
          Attn: Bruce McMaken
          600 Travis   Suite 3100
          Houston, TX  77002
          Telecopy:  713-250-4294

          13. ENTIRE AGREEMENT. This Agreement, together with the Registration Rights Agreement and the Stock Sale Restriction Agreement, sets forth the parties' final and entire agreement with respect to its subject matter and supersedes any and all prior understandings and agreements. This Agreement may be amended, supplemented or changed, and any provision hereof may be waived, only by a written instrument making specific reference to this Agreement signed by the party against whom enforcement of any such amendment, supplement, change or waiver is sought.

          14. GOVERNING LAW. This Agreement shall be governed by and construed and interpreted in accordance with the internal laws of the State of Delaware (without reference to its rules as to conflicts of law).

          15. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which taken together shall constitute one and the same instrument.

          16. FEES AND EXPENSES. Upon Closing, the Seller shall pay the reasonable fees and disbursements of one counsel to the Purchasers, in connection with the review of this Agreement, the Registration Rights Agreement, the Sales Restriction Agreement, and the transaction contemplated hereby and thereby, and the costs and out-of-pocket expenses of the Purchasers in connection with its due diligence investigation of the Seller; provided that the total amount payable to the Purchasers or their counsel and representatives hereunder shall not exceed $15,000.

          17. SURVIVAL OF AGREEMENTS. The representations and warranties, covenants, and agreements made herein in the Registration Rights Agreement and the Sales Restriction Agreement, as well as in each certificate delivered to the Purchasers pursuant hereto, shall survive the Closing and remain in effect so long as the Purchasers own any of the Shares. The Seller agrees to indemnify and hold each of the Purchasers harmless from and against and will pay to the Purchasers the full amount of any loss, damage, liability, cost or expense (including amounts paid in settlement and reasonable attorneys' fees and expenses) to each of the Purchasers resulting either directly or indirectly from any breach of the representations and warranties, covenants, or agreements of the Seller contained in this Agreement or the Registration Rights Agreement or the Sales Restriction Agreement or in any certificate delivered to the Purchasers pursuant hereto or thereto or in connection herewith or therewith. Each of the Purchasers agrees to indemnify and hold the Seller harmless from and against and will pay to the Seller the full amount of any loss, damage, liability, costs, or expense (including amounts paid in settlement and reasonable attorneys' fees and expenses) to the Seller resulting either directly or indirectly, from any breach of the representations, warranties, covenants, or agreements of the Purchasers contained in this Agreement or the Registration Rights Agreement or in the Sales Restriction Agreement.

          18. SEVERABILITY. Each provision of this Agreement shall be treated as a separate and independent clause, and the unenforceability of any one clause shall in no way impair the enforceability of any of the other clauses herein.
If one or more of the provisions contained in this Agreement shall for any reason be held unenforceable, such provision or provisions shall be construed by the appropriate judicial body by limiting or reducing it or them, so as to be enforceable to the maximum extant compatible with applicable law, and no other provision shall be affected by such holding, limitation, or reduction.

          IN WITNESS WHEREOF, the parties have duly executed this Agreement on the date first above written.

                         SELLER:

                         /s/ Robert M. Kramer
                         --------------------
                         Robert M. Kramer, Exec. Vice President and General Counsel

                         PURCHASERS:
                         Environmental Opportunities Fund II LP
                         By:  Fund II Management Co., LLC, its General Partner,


                         /s/  Bruce R. McMaken
                         ---------------------
                         Bruce R. McMaken, Manager


                         Environmental Opportunities Fund II (Institutional) LP
                         By:  Fund II Management Co., LLC, its General Partner,


                         /s/ Bruce R. McMaken
                         --------------------
                         Bruce R. McMaken, Manager

                         Exhibit A
                         ---------


Mace Security International, Inc Common Stock
---------------------------------------------

Name of Purchaser                            Price Per Share  Number of Shares  Total Price
-------------------------------------------  ---------------  ----------------  ------------
Environmental Opportunities Fund II
 (Institutional), L.P.                       $8.40 per share           308,785   $ 2,593,794
Environmental Opportunities Fund II, L.P.    $8.40 per share            84,072   $706,204.80


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